UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01. Other Events

On August 8, 2017, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) announced that it plans to transition 32 private pay independent living facilities (the “Winterfell Portfolio”) from the current manager, Holiday AL Management Sub, LLC, an affiliate of Holiday Retirement, to a new manager, Solstice Senior Living, LLC (“Solstice”). Solstice is a newly formed joint venture between affiliates of Integral Senior Living, LLC, a leading management company of senior independent living, assisted living and memory care properties founded in 2000, which will own 80%, and NorthStar Healthcare, which will own 20%. NorthStar Healthcare expects the transition to be complete on or around November 1, 2017.

The Winterfell Portfolio contains approximately 3,989 units and is located in 12 states, with the largest concentrations in California, Texas and Washington. As of July 31, 2017, the Winterfell Portfolio’s overall resident occupancy was approximately 89.0%.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “expects,” “intends” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, NorthStar Healthcare’s ability to realize the anticipated benefits of the manager transition; the ability of NorthStar Healthcare to achieve its targeted returns for the Winterfell Portfolio; the ability of Solstice to successfully manage the Winterfell Portfolio; the impact of any losses from properties in the Winterfell Portfolio on cash flow and returns; market rental rates and property level cash flow; changes in economic conditions generally and the real estate and debt markets specifically; the impact of local economics; the availability of investment opportunities; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to REITs; and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in its other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: August 8, 2017	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary

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